Exhibit 99.1

SKYWEST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands, except per share amounts)

(Unaudited)

Previously Reported Year Ended December 31, 2017		As Adjusted Year Ended December 31, 2017
OPERATING REVENUES:		OPERATING REVENUES:
Passenger	$3,126,708	Flying agreements	$3,078,297
Ground handling and other	77,560	Airport customer service and other	44,295
Total operating revenues	3,204,268	Total operating revenues	3,122,592
OPERATING EXPENSES:		OPERATING EXPENSES:
Salaries, wages and benefits	1,196,227	Salaries, wages and benefits	1,192,067
Aircraft maintenance, materials and repairs	579,463	Aircraft maintenance, materials and repairs	579,463
Depreciation and amortization	292,768	Depreciation and amortization	292,768
Aircraft rentals	215,807	Aircraft rentals	215,807
Aircraft fuel	162,653	Aircraft fuel	85,136
Ground handling services	69,848	Airport-related expenses	118,374
Other operating expenses	299,303	Other operating expenses	250,778
Total operating expenses	2,816,069	Total operating expenses	2,734,393
OPERATING INCOME	388,199	OPERATING INCOME	388,199

OTHER INCOME (EXPENSE):		OTHER INCOME (EXPENSE):
Interest income	4,509	Interest income	4,509
Interest expense	(104,925)	Interest expense	(104,925)
Other, net	400	Other, net	400
Total other expense, net	(100,016)	Total other expense, net	(100,016)
INCOME BEFORE INCOME TAXES	288,183	INCOME BEFORE INCOME TAXES	288,183
PROVISION (BENEFIT) FOR INCOME TAXES	(140,724)	PROVISION (BENEFIT) FOR INCOME TAXES	(140,724)
NET INCOME	$428,907	NET INCOME	$428,907

BASIC EARNINGS PER SHARE	$8.28	BASIC EARNINGS PER SHARE	$8.28
DILUTED EARNINGS PER SHARE	$8.08	DILUTED EARNINGS PER SHARE	$8.08
Weighted average common shares:		Weighted average common shares:
Basic	51,804	Basic	51,804
Diluted	53,100	Diluted	53,100

COMPREHENSIVE INCOME:		COMPREHENSIVE INCOME:
Net income	$428,907	Net income	$428,907
Net unrealized appreciation on marketable securities, net of taxes	21	Net unrealized appreciation on marketable securities, net of taxes	21
TOTAL COMPREHENSIVE INCOME	$428,928	TOTAL COMPREHENSIVE INCOME	$428,928

SKYWEST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In thousands, except per share amounts)

(Unaudited)

Previously Reported Year Ended December 31, 2016		As Adjusted Year Ended December 31, 2016
OPERATING REVENUES:		OPERATING REVENUES:
Passenger	$3,051,414	Flying agreements	$3,010,738
Ground handling and other	69,792	Airport customer service and other	52,964
Total operating revenues	3,121,206	Total operating revenues	3,063,702
OPERATING EXPENSES:		OPERATING EXPENSES:
Salaries, wages and benefits	1,211,380	Salaries, wages and benefits	1,205,459
Aircraft maintenance, materials and repairs	569,306	Aircraft maintenance, materials and repairs	569,306
Depreciation and amortization	284,969	Depreciation and amortization	284,969
Aircraft rentals	262,602	Aircraft rentals	262,602
Aircraft fuel	122,284	Aircraft fuel	70,701
Ground handling services	72,659	Airport-related expenses	122,141
Special items	465,649	Special items	465,649
Other operating expenses	305,041	Other operating expenses	255,559
Total operating expenses	3,293,890	Total operating expenses	3,236,386
OPERATING INCOME (LOSS)	(172,684)	OPERATING INCOME (LOSS)	(172,684)
OTHER INCOME (EXPENSE):		OTHER INCOME (EXPENSE):
Interest income	2,143	Interest income	2,143
Interest expense	(78,177)	Interest expense	(78,177)
Other, net	(94)	Other, net	(94)
Total other expense, net	(76,128)	Total other expense, net	(76,128)
INCOME (LOSS) BEFORE INCOME TAXES	(248,812)	INCOME (LOSS) BEFORE INCOME TAXES	(248,812)
PROVISION (BENEFIT) FOR INCOME TAXES	(87,226)	PROVISION (BENEFIT) FOR INCOME TAXES	(87,226)
NET INCOME (LOSS)	$(161,586)	NET INCOME (LOSS)	$(161,586)

BASIC EARNINGS (LOSS) PER SHARE	$(3.14)	BASIC EARNINGS (LOSS) PER SHARE	$(3.14)
DILUTED EARNINGS (LOSS) PER SHARE	$(3.14)	DILUTED EARNINGS (LOSS) PER SHARE	$(3.14)
Weighted average common shares:		Weighted average common shares:
Basic	51,505	Basic	51,505
Diluted	51,505	Diluted	51,505

COMPREHENSIVE INCOME (LOSS):		COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(161,586)	Net income (loss)	$(161,586)
Net unrealized appreciation on marketable securities, net of taxes	189	Net unrealized appreciation on marketable securities, net of taxes	189
TOTAL COMPREHENSIVE INCOME (LOSS)	$(161,397)	TOTAL COMPREHENSIVE INCOME (LOSS)	$(161,397)

The following tables retrospectively adjust the Company’s previously issued consolidated financial statements for the impact of Topic 606 on a quarterly basis for each of the quarters in the years ended December 31, 2017 and 2016, as well as other classification changes described in this Current Report on Form 8-K. Additionally, the changes had no impact on the Company’s operating income or net income. These recast results were derived from audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
(in thousands)	Previously Reported	As Adjusted	Previously Reported	As Adjusted	Previously Reported	As Adjusted	Previously Reported	As Adjusted
Income Statement:
OPERATING REVENUES:
Flying agreements (1)	$745,411	$734,529	$791,341	$781,724	$812,295	$800,965	$777,661	$761,079
Airport customer service and other (2)	20,004	12,637	18,418	9,788	19,641	11,708	19,497	10,162
Total operating revenues	$765,415	$747,166	$809,759	$791,512	$831,936	$812,673	$797,158	$771,241

OPERATING EXPENSES:
Salaries, wages and benefits	$300,039	$297,667	$295,929	$294,795	$303,997	$304,014	$296,262	$295,591
Aircraft fuel	34,310	18,433	37,183	20,071	42,071	22,791	49,089	23,841
Airport-related expenses (3)	19,535	31,948	15,902	28,949	16,693	30,209	17,718	27,268
Other operating expenses	75,088	62,675	75,174	62,126	78,948	65,432	70,092	60,544
Total operating expenses	689,120	670,871	703,163	684,916	719,567	700,304	704,219	678,302

Pre-tax income margin	6.8%	7.0%	10.0%	10.2%	10.4%	10.7%	8.6%	8.8%

	Three Months Ended
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
(in thousands)	Previously Reported	As Adjusted	Previously Reported	As Adjusted	Previously Reported	As Adjusted	Previously Reported	As Adjusted
Income Statement:
OPERATING REVENUES:
Flying agreements (1)	$744,390	$734,499	$784,813	$774,255	$781,475	$770,773	$740,736	$731,211
Airport customer service and other (2)	17,685	16,970	16,525	13,509	18,301	12,938	17,280	9,546
Total operating revenues	$762,075	$751,469	$801,338	$787,764	$799,776	$783,711	$758,016	$740,757

OPERATING EXPENSES:
Salaries, wages and benefits	$305,557	$305,105	$304,228	$304,078	$305,958	$303,374	$295,637	$292,902
Aircraft fuel	25,332	15,179	32,306	18,881	33,189	19,708	31,457	16,933
Airport-related expenses (3)	20,984	32,130	16,743	30,266	16,498	29,709	18,434	30,036
Other operating expenses	74,609	63,462	79,181	65,659	77,215	64,004	74,037	62,435
Total operating expenses	700,266	689,660	717,201	703,627	713,942	697,877	1,162,480	1,145,221

Pre-tax income (loss) margin	5.8%	5.9%	8.3%	8.4%	8.3%	8.5%	(56.2)%	(57.5)%

(1)          In previously reported periods, this line item was presented as passenger revenue.

(2)          In previously reported periods, this line item was presented as ground handling and other.

(3)          In previously reported periods, this line item was presented as ground handling services.